---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    Small Cap
                                   Value Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                   ------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             BY TIMOTHY E. KEEFE, CFA, AND TIMOTHY E. QUINLISK, CFA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                              Small Cap Value Fund

                        Fund far outpaces its peers in an
                      up-and-down year for small-cap stocks

The U.S. stock market made a strong comeback in the fall of 1998, following the Federal Reserve's decision to lower short-term interest rates. As investors poured back into stocks, small-company names -- which looked attractive compared to high-priced, large-company names -- took off. The rally ended, however, early in the new year, as signs of slower economic growth sent investors running back to the safety of large-company stocks. By spring, with the domestic economy looking strong, demand improving globally and interest rates heading up, investors again shifted their focus toward cheaper stocks. Small-company names benefited, rebounding until mid-summer, when inflation concerns and the possibility of further interest-rate increases again pushed investors back into large-company names. By early fall, small-cap stocks had given up much of the headway made in the spring and finished the year ended October 31, 1999 with a 14.87% return as measured by the Russell 2000 Index -- well behind the 25.67% return of the Standard & Poor's 500 Index.

Fund significantly outperforms

We are pleased to report that during the same period, John Hancock Small Cap Value Fund significantly outperformed its peers and

"...Fund significantly outperformed its peers and its benchmark index."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo bottom right side of John Hancock Small Cap Value Fund. Caption below reads "Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

Fund management team members (l - r): Tim Keefe, Tim Quinlisk and Lisa Welch

================================================================================

                    John Hancock Funds - Small Cap Value Fund

"Many of our largest stock selections did especially well..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Holdings." The first listing is Oak Industries 6.2%, the second is Vicor 5.4%, the third Penton Media 5.0%, the fourth Iron Mountain 3.8% and the fifth Sensormatic Electronics 3.7%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

its benchmark index. For the year ended October 31, 1999, the Fund's Class A, Class B and Class C shares returned 61.39%, 60.33% and 60.24%, respectively, at net asset value. Many of our largest stock selections did especially well, helping the Fund outpace the average small-cap fund, which returned 25.06% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please turn to pages six and seven.

Unlocking value

Good stock selection was the reason for our outperformance. We continued to follow our disciplined investment strategy, focusing on great businesses that were selling at a discount -- as opposed to bad businesses that were just cheap. We also looked for evidence of a catalyst -- such as a spin-off, restructuring or new management -- that could unlock the stock's true potential.

Strong stock selection

One of our top performers this past year was Calpine, an energy company with a strong base of independent, low-cost power plants that has a unique position in the deregulating electric utility industry. In the capital goods sector, Vicor -- a leading manufacturer of modular power systems whose second-generation product is exceeding expectations -- and CommScope -- a spin-off from General Instruments that is the dominant provider worldwide of coaxial cable to the cable TV industry -- did exceptionally well. Nielsen Media Research, the leading television ratings company in the United States, was another excellent contributor to performance. It was bought out during the period by VNU, a Netherlands-based media company. Finally, our investment in Commonwealth Telephone, a phone company serving rural eastern Pennsylvania, took off as the company began successfully entering new markets. We took profits in the stocks whose prices reached levels that in our view fully reflected the company's worth.

Shifting technology focus

The Fund's biggest stake continued to be in technology. Although investors don't traditionally view technology as a value category, we don't exclude it from our selection process as long as we can find companies that meet our criteria. Early in the period, when hardware technology names were hit hard by problems in Asia, we bought stocks like Applied Science & Technology, Data General, ANADIGICS and Etec Systems. These stocks later made a nice rebound and we

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Vicor followed by an up arrow with the phrase "Strong demand for new product." The second listing is Commonwealth Telephone followed by an up arrow with phrase "Faster-than-expected expansion into new markets." The third listing is DENTSPLY International followed by a sideways arrow with the phrase "Continued weak sales growth." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 70% at the top. The first bar represents the 61.39% total return for John Hancock Small Cap Value Fund Class A. The second bar represents the 60.33% total return for John Hancock Small Cap Value Fund Class B. The third bar represents the 60.24% total return for John Hancock Small Cap Value Fund Class C. The fourth bar represents the 25.06% total return for Average small-cap fund. A note below the chart reads "Total returns for John Hancock Small Cap Value Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

sold some. More recently, we've begun to move into software and services names that have been beaten down by Y2K concerns. Our focus is on companies like Metamor Worldwide, AXENT Technologies, DSET and Aspen Technology, all of which have good products that should be in demand after year end when corporations begin spending on technology again.

New additions

We build the portfolio one stock at a time, which means we find companies that meet our criteria in a variety of industries. Among the new names we've added to the portfolio in the last year are Penton Media, an advertising company with strong assets whose stock price fell over the summer as advertising spending weakened in its trade magazine business. We expect Penton to more than recoup this loss through its emerging Internet business. We've also added Danka Business Systems, a recently restructured company that distributes and services office equipment. This business has many of the attributes we look for -- recurring revenues, new management, a new product offering and accelerating earnings prospects. Another addition has been Brightpoint, a distributor of wireless phones and accessories to retailers. We expect Brightpoint's recent restructuring to serve as a catalyst that will re-awaken investor interest. We've also built a sizable stake in Sensormatic Electronics, a company that makes the electronic tags for retailers that prevent shoplifting. We believe new management, improved market penetration and signs of accelerating revenue growth all bode well for this company.

Optimistic outlook

Although the Fund has recently had an excellent run, we remain optimistic that our disciplined investment process can help us continue to be competitive in the future. Sixty-percent years are an historical anomaly; still, we believe the Fund has many investments that have yet to realize their full value. These include names like DENTSPLY International, Oak Industries and Wind River Systems. In addition, the new names we discussed earlier offer strong potential. Finally, valuations on small-company stocks (prices relative to earnings and other measures) remain exceptionally attractive compared to their large-company brethren.

"...the Fund has many investments that have yet to realize their full value..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                     SINCE
                                              ONE        FIVE      INCEPTION
                                              YEAR       YEARS     (1/3/94)
                                             ------     -------    ---------
Cumulative Total Returns                     54.68%     107.52%     128.74%
Average Annual Total Returns(1)              54.68%      15.72%      15.51%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                     SINCE
                                              ONE        FIVE      INCEPTION
                                              YEAR       YEARS     (1/3/94)
                                             ------     -------    ---------
Cumulative Total Returns                     56.80%     108.74%     130.23%
Average Annual Total Returns(1)              56.80%      15.86%      15.64%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                    SINCE
                                                          ONE     INCEPTION
                                                         YEAR      (5/1/98)
                                                        ------    ---------
Cumulative Total Returns                                60.70%      18.35%
Average Annual Total Returns(1)                         60.70%      12.63%


Note to Performance

(1) From its inception in 1994 until March 1999, the Adviser had voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's net asset value. This was done in order to reduce costs borne by a limited shareholder base while the Fund was still in its infancy. Without the limitation of expenses, the average annual total returns for the one-year period, five-year period and since inception for Class A shares would have been 54.49%, 15.07% and 14.41%, respectively.

      The average annual total returns for the one-year period, five-year period and since inception for Class B shares would have been 56.62%, 15.21% and 14.55%, respectively. The average annual total returns for the one-year period and since inception for Class C shares would have been 60.55% and 18.20%, respectively. Effective March 1, 1999, the Adviser removed the subsidy on all share classes of the Small Cap Value Fund.

================================================================================

                    John Hancock Funds - Small Cap Value Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Small Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index, which is an unmanaged small-cap index composed of 2,000 U.S. stocks. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Small Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on January 3, 1994, before sales charge, and is equal to $26,094 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Value Fund, after sales charge, and is equal to $24,782 as of October 31, 1999. The third line represents the Russell 2000 Index and is equal to $18,007 as of October 31, 1999.

Line chart with the heading John Hancock Small Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on January 3, 1994, before sales charge, and is equal to $25,040 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Value Fund, after sales charge, and is equal to $24,940 as of October 31, 1999. The third line represents the Russell 2000 Index and is equal to $18,007 as of October 31, 1999.

Line chart with the heading John Hancock Small Cap Value Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Value Fund on May 1, 1998, before sales charge, and is equal to $12,816 as of October 31, 1999. The second line represents the Russell 2000 Index and is equal to $9,052 as of October 31, 1999.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $103,195,679) .........................   $123,622,164
   Preferred stocks (cost - $555,000) ..........................        531,468
   Corporate bonds (cost - $4,114,940) .........................      4,796,500
   Joint repurchase agreement  (cost - $2,547,000) .............      2,547,000
   Corporate savings account ...................................            241
                                                                   ------------
                                                                    131,497,373
  Receivable for investments sold ..............................      1,277,614
  Receivable for shares sold ...................................        635,154
  Dividends receivable .........................................          4,475
  Interest receivable ..........................................          1,126
  Other assets .................................................          1,979
                                                                   ------------
                    Total Assets ...............................    133,417,721
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...............................         40,604
  Payable for investments purchased ............................      2,676,931
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .....................................         34,410
  Accounts payable and accrued expenses ........................         43,743
                                                                   ------------
                    Total Liabilities ..........................      2,795,688
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     98,841,797
  Accumulated net realized gain on investments and
   foreign currency transactions ...............................     10,697,055
  Net unrealized appreciation of investments ...................     21,084,513
  Accumulated net investment loss ..............................         (1,332)
                                                                   ------------
                    Net Assets .................................   $130,622,033
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $51,745,920/2,995,758 ..............................         $17.27
  =============================================================================
  Class B - $75,102,455/4,423,589 ..............................         $16.98
  =============================================================================
  Class C - $3,773,658/222,352 .................................         $16.97
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($17.27 x 105.26%) .................................         $18.18
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividends ....................................................       $417,662
  Interest .....................................................         97,993
                                                                    -----------
                                                                        515,655
                                                                    -----------
  Expenses:
   Investment management fee - Note B ..........................        502,242
   Distribution and service fee - Note B
     Class A ...................................................         89,140
     Class B ...................................................        393,526
     Class C ...................................................         11,678
   Transfer agent fee - Note B .................................        215,475
   Custodian fee ...............................................         51,462
   Registration and filing fees ................................         49,839
   Printing ....................................................         32,757
   Auditing fee ................................................         14,687
   Accounting and legal services fee - Note B ..................         12,450
   Legal fees ..................................................          4,004
   Organization expense - Note A ...............................          3,962
   Miscellaneous ...............................................          3,303
   Trustees' fees ..............................................          2,923
                                                                    -----------
                    Total Expenses .............................      1,387,448
                                                                    -----------
                    Less Expense Reductions
                    - Note B ...................................       (109,127)
                                                                    -----------
                    Net Expenses ...............................      1,278,321
                                                                    -----------
                    Net Investment Loss ........................       (762,666)
                                                                    -----------
Realized and Unrealized Gain on Investments and
Foreign Currency Transactions:
  Net realized gain on investments sold ........................     12,809,694
  Net realized gain on foreign currency transactions ...........          3,536
  Change in net unrealized appreciation/depreciation
   of investments ..............................................     23,034,773
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ..............     35,848,003
                                                                    -----------
                    Net Increase in Net Assets
                    Resulting from Operations ..................    $35,085,337
                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  PERIOD FROM
                                                                             YEAR ENDED        JANUARY 1, 1998 TO      YEAR ENDED
                                                                         DECEMBER 31, 1997     OCTOBER 31, 1998(1)  OCTOBER 31, 1999
                                                                         -----------------     -------------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ........................................         $18,984               ($89,535)          ($762,666)
  Net realized gain on investments sold and foreign currency
   transactions .......................................................       2,743,265                855,404          12,813,230
  Change in net unrealized appreciation/depreciation of investments ...       5,495,186             (9,103,105)         23,034,773
                                                                            -----------            -----------        ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ....       8,257,435             (8,337,236)         35,085,337
                                                                            -----------            -----------        ------------
Distributions to Shareholders:
  Distributions from net investment income
   Class A - ($0.0321, none and none per share, respectively) .........         (45,691)                    --                  --
  Distributions from net realized gain on investments sold
   Class A - ($0.6043, none and $0.1253 per share, respectively) ......        (969,735)                    --            (260,355)
   Class B - ($0.6043, none and $0.1253 per share, respectively) ......      (1,638,314)                    --            (359,406)
   Class C** - (none, none and $0.1253 per share, respectively) .......              --                     --              (4,996)
                                                                            -----------            -----------        ------------
     Total Distributions to Shareholders ..............................      (2,653,740)                    --
                                                                                                                          (624,757)
                                                                            -----------            -----------        ------------
From Fund Share Transactions - Net: * .................................      12,440,562              5,930,620          42,574,046
                                                                            -----------            -----------        ------------
Net Assets:
  Beginning of period .................................................      37,949,766             55,994,023          53,587,407
                                                                            -----------            -----------        ------------
  End of period (including distributions in excess of net
   investment income of $855 and accumulated net investment loss
   of $937 and $1,332, respectively) ..................................     $55,994,023            $53,587,407        $130,622,033
                                                                            ===========            ===========        ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                   PERIOD FROM
                                        YEAR ENDED              JANUARY 1, 1998 TO               YEAR ENDED
                                    DECEMBER 31, 1997           OCTOBER 31, 1998(1)           OCTOBER 31, 1999
                                 ------------------------    -------------------------    -------------------------
                                   SHARES        AMOUNT        SHARES         AMOUNT        SHARES        AMOUNT
                                 ---------    -----------    ----------    -----------    ----------    -----------
CLASS A
   Shares sold ...............     912,881    $11,525,980       982,861    $12,094,429     2,467,123    $36,131,692
   Shares reinvested .........      80,006        955,849            --             --        21,741        244,370
                                 ---------    -----------    ----------    -----------    ----------    -----------
                                   992,887     12,481,829       982,861     12,094,429     2,488,864     36,376,062
   Less shares repurchased ...    (820,449)    (9,680,373)     (610,415)    (7,195,525)   (1,574,480)   (21,507,175)
                                 ---------    -----------    ----------    -----------    ----------    -----------
   Net increase ..............     172,438     $2,801,456       372,446     $4,898,904       914,384    $14,868,887
                                 =========    ===========    ==========    ===========    ==========    ===========
CLASS B
   Shares sold ...............   1,324,877    $16,869,969     1,152,839    $14,077,224     3,082,751    $44,813,213
   Shares reinvested .........     116,538      1,394,961            --             --        28,600        318,057
                                 ---------    -----------    ----------    -----------    ----------    -----------
                                 1,441,415     18,264,930     1,152,839     14,077,224     3,111,351     45,131,270
   Less shares repurchased ...    (714,300)    (8,625,824)   (1,161,942)   (13,479,970)   (1,548,060)   (20,164,373)
                                 ---------    -----------    ----------    -----------    ----------    -----------
   Net increase (decrease) ...     727,115     $9,639,106        (9,103)      $597,254     1,563,291    $24,966,897
                                 =========    ===========    ==========    ===========    ==========    ===========
CLASS C **
   Shares sold ...............          --             --        39,476       $435,230       194,189     $2,882,311
   Shares reinvested .........          --             --            --             --           443          4,931
                                 ---------    -----------    ----------    -----------    ----------    -----------
                                        --             --        39,476        435,230       194,632      2,887,242
   Less shares repurchased ...          --             --           (78)          (768)      (11,678)      (148,980)
                                 ---------    -----------    ----------    -----------    ----------    -----------
   Net increase ..............          --             --        39,398       $434,462       182,954     $2,738,262
                                 =========    ===========    ==========    ===========    ==========    ===========

**    Class C shares commenced operations on May 1, 1998.
(1) Effective October 31, 1998, the fiscal period end changed from December 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------
                                                          1994(1)         1995        1996        1997
                                                          -------       -------     -------     -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............    $8.50          $8.99      $10.39      $10.32
                                                           -----         ------      ------      ------
   Net Investment Income (Loss)(2) ....................     0.18           0.21        0.14        0.06
   Net Realized and Unrealized Gain (Loss) on
     Investments ......................................     0.48           1.60        1.17        2.52
                                                           -----         ------      ------      ------
       Total from Investment Operations ...............     0.66           1.81        1.31        2.58
                                                           -----         ------      ------      ------
   Less Distributions:
     Dividends from Net Investment Income .............    (0.17)         (0.20)      (0.14)      (0.03)
     Distributions from Net Realized Gain on
       Investments Sold ...............................       --          (0.21)      (1.24)      (0.60)
                                                           -----         ------      ------      ------
       Total Distributions ............................    (0.17)         (0.41)      (1.38)      (0.63)
                                                           -----         ------      ------      ------
   Net Asset Value, End of Period .....................    $8.99         $10.39      $10.32      $12.27
                                                           =====         ======      ======      ======

   Total Investment Return at Net Asset Value(3) ......     7.81%(4)      20.26%      12.91%      25.25%
   Total Adjusted Investment Return at Net
     Asset Value(3,5) .................................     7.30%(4)      19.39%      12.20%      24.65%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........   $4,420        $12,845     $15,853     $20,961
   Ratio of Expenses to Average Net Assets ............     0.99%(7)       0.98%       0.99%       0.99%
   Ratio of Adjusted Expenses to Average
     Net Assets(6) ....................................     4.98%(7)       1.85%       1.70%       1.59%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets .......................................     2.10%(7)       2.04%       1.31%       0.47%
   Ratio of Adjusted Net Investment Income (Loss)
     to Average Net Assets(6) .........................    (1.89%)(7)      1.17%       0.60%      (0.13%)
   Portfolio Turnover Rate ............................      0.3%             9%         72%        140%
   Fee Reduction Per Share(2) .........................    $0.34          $0.09       $0.08       $0.07

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............    $8.50          $9.00      $10.38      $10.31
                                                           -----         ------      ------      ------
   Net Investment Income (Loss)(2) ....................     0.13           0.12        0.07       (0.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments ...................................     0.48           1.59        1.17        2.53
                                                           -----         ------      ------      ------
       Total from Investment Operations ...............     0.61           1.71        1.24        2.50
                                                           -----         ------      ------      ------
   Less Distributions:
     Dividends from Net Investment Income .............    (0.11)         (0.12)      (0.07)         --
     Distributions from Net Realized Gain on
       Investments Sold ...............................       --          (0.21)      (1.24)      (0.60)
                                                           -----         ------      ------      ------
       Total Distributions ............................    (0.11)         (0.33)      (1.31)      (0.60)
                                                           -----         ------      ------      ------
   Net Asset Value, End of Period .....................    $9.00         $10.38      $10.31      $12.21
                                                           =====         ======      ======      ======
   Total Investment Return at Net Asset Value(3) ......     7.15%(4)      19.11%      12.14%      24.41%
   Total Adjusted Investment Return at Net
     Asset Value(3,5) .................................     6.64%(4)      18.24%      11.43%      23.81%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........   $3,296        $16,994     $22,097     $35,033
   Ratio of Expenses to Average Net Assets ............     1.72%(7)       1.73%       1.69%       1.69%
   Ratio of Adjusted Expenses to Average
     Net Assets(6) ....................................     5.71%(7)       2.60%       2.40%       2.29%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets .......................................     1.53%(7)       1.21%       0.62%      (0.24%)
   Ratio of Adjusted Net Investment Income (Loss)
     to Average Net Assets(6) .........................    (2.46%)(7)      0.34%      (0.09%)     (0.84%)
   Portfolio Turnover Rate ............................      0.3%             9%         72%        140%
   Fee Reduction Per Share(2) .........................    $0.34          $0.09       $0.08       $0.07

                                                                  PERIOD FROM
                                                              JANUARY 1, 1998 TO          YEAR ENDED
                                                              OCTOBER 31, 1998(8)      OCTOBER 31, 1999
                                                              -------------------      ----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............              $12.27                 $10.82
                                                                     ------                 ------
   Net Investment Income (Loss)(2) ....................                0.02                  (0.09)
   Net Realized and Unrealized Gain (Loss) on
     Investments ......................................               (1.47)                  6.67
                                                                     ------                 ------
       Total from Investment Operations ...............               (1.45)                  6.58
                                                                     ------                 ------
   Less Distributions:
     Dividends from Net Investment Income .............                  --                     --
     Distributions from Net Realized Gain on
       Investments Sold ...............................                  --                  (0.13)
                                                                     ------                 ------
       Total Distributions ............................                  --                  (0.13)
                                                                     ------                 ------
   Net Asset Value, End of Period .....................              $10.82                 $17.27
                                                                     ======                 ======
   Total Investment Return at Net Asset Value(3) ......              (11.82%)(4)             61.39%
   Total Adjusted Investment Return at Net
     Asset Value(3,5) .................................              (12.33%)(4)             61.24%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........             $22,528                $51,746
   Ratio of Expenses to Average Net Assets ............                1.01%(7)               1.39%
   Ratio of Adjusted Expenses to Average
     Net Assets(6) ....................................                1.62%(7)               1.54%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets .......................................                0.25%(7)              (0.67%)
   Ratio of Adjusted Net Investment Income (Loss)
     to Average Net Assets(6) .........................               (0.36%)(7)             (0.82%)
   Portfolio Turnover Rate ............................                  69%                   140%
   Fee Reduction Per Share(2) .........................               $0.06                  $0.02

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............              $12.21                 $10.71
                                                                     ------                 ------
   Net Investment Income (Loss)(2) ....................               (0.04)                 (0.18)
   Net Realized and Unrealized Gain (Loss)
     on Investments ...................................               (1.46)                  6.58
                                                                     ------                 ------
       Total from Investment Operations ...............               (1.50)                  6.40
                                                                     ------                 ------
   Less Distributions:
     Dividends from Net Investment Income .............                  --                     --
     Distributions from Net Realized Gain on
       Investments Sold ...............................                  --                  (0.13)
                                                                     ------                 ------
       Total Distributions ............................                  --                  (0.13)
                                                                     ------                 ------
   Net Asset Value, End of Period .....................              $10.71                 $16.98
                                                                     ======                 ======
   Total Investment Return at Net Asset Value(3) ......              (12.29%)(4)             60.33%
   Total Adjusted Investment Return at Net
     Asset Value(3,5) .................................              (12.80%)(4)             60.18%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........             $30,637                $75,103
   Ratio of Expenses to Average Net Assets ............                1.71%(7)               2.06%
   Ratio of Adjusted Expenses to Average
     Net Assets(6) ....................................                2.32%(7)               2.21%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets .......................................               (0.45%)(7)             (1.34%)
   Ratio of Adjusted Net Investment Income (Loss)
     to Average Net Assets(6) .........................               (1.06%)(7)             (1.49%)
   Portfolio Turnover Rate ............................                  69%                   140%
   Fee Reduction Per Share(2) .........................               $0.06                  $0.02

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              PERIOD FROM
                                                                              MAY 1, 1998
                                                                           (COMMENCEMENT OF
                                                                            OPERATIONS) TO            YEAR ENDED
                                                                          OCTOBER 31, 1998(8)      OCTOBER 31, 1999
                                                                          -------------------      ----------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .............................            $13.39                 $10.71
                                                                                 ------                 ------
   Net Investment Loss(2) ...........................................             (0.03)                 (0.19)
   Net Realized and Unrealized Gain (Loss) on Investments ...........             (2.65)                  6.58
                                                                                 ------                 ------
       Total from Investment Operations .............................             (2.68)                  6.39
                                                                                 ------                 ------
   Less Distributions:
     Distributions from Net Realized Gain on Investments Sold .......                --                  (0.13)
                                                                                 ------                 ------
   Net Asset Value, End of Period ...................................            $10.71                 $16.97
                                                                                 ======                 ======
   Total Investment Return at Net Asset Value(3) ....................            (20.01%)(4)             60.24%
   Total Adjusted Investment Return at Net Asset Value(3,5) .........            (20.32%)(4)             60.09%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .........................              $422                 $3,774
   Ratio of Expenses to Average Net Assets ..........................              1.71%(7)               2.09%
   Ratio of Adjusted Expenses to Average Net Assets(6) ..............              2.32%(7)               2.29%
   Ratio of Net Investment Loss to Average Net Assets ...............             (0.54%)(7)             (1.43%)
   Ratio of Adjusted Net Investment Loss to Average Net Assets(6) ...             (1.15%)(7)             (1.58%)
   Portfolio Turnover Rate ..........................................                69%                   140%
   Fee Reduction Per Share(2) .......................................             $0.04                  $0.02

(1)   Class A and Class B shares commenced operations on January 3, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration expense reductions by the Adviser during the periods shown.
(6)   Unreimbursed, without fee reduction.
(7)   Annualized.
(8) Effective October 31, 1998, the fiscal period end changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Value Fund on October 31, 1999. It's divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------       -----

COMMON STOCKS
Advertising (5.01%)
   Penton Media, Inc. ..........................     354,000         $6,549,000
                                                                     ----------
Broker Services (2.09%)
   Investment Technology Group, Inc. ...........      51,000          1,345,125
   Jefferies Group, Inc. .......................      65,000          1,385,312
                                                                     ----------
                                                                      2,730,437
                                                                     ----------
Business Services - Misc. (10.41%)
   Iron Mountain, Inc.* ........................     162,900          4,927,725
   Metamor Worldwide, Inc.* ....................     202,450          3,821,244
   Sensormatic Electronics Corp.* ..............     320,950          4,854,369
                                                                     ----------
                                                                     13,603,338
                                                                     ----------
Chemicals (0.20%)
   Sybron Chemicals, Inc.* .....................      18,900            262,238
                                                                     ----------
Computers (14.48%)
   Aspen Technology, Inc.* .....................     193,350          2,392,706
   AXENT Technologies, Inc. * ..................     240,250          3,558,703
   Diversinet Corp.* (Canada) ..................     144,350          1,723,178
   DSET Corp.* .................................     217,000          3,797,500
   Etec Systems, Inc. ..........................      25,100            958,506
   FVC.com, Inc.* ..............................     171,650          2,252,906
   Wind River Systems, Inc.* ...................     207,375          4,225,266
                                                                     ----------
                                                                     18,908,765
                                                                     ----------
Electronics (15.85%)
   Amphenol Corp. (Class A)* ...................      56,000          3,311,000
   ESCO Electronics Corp.* .....................     184,750          2,159,266
   Oak Industries, Inc.* .......................     198,550          8,140,550
   Vicor Corp.* ................................     255,550          7,091,513
                                                                     ----------
                                                                     20,702,329
                                                                     ----------
Energy (2.22%)
   Calpine Corp.* ..............................      50,200         $2,892,775
                                                                     ----------
Finance (1.93%)
   Core Cap, Inc. (r) ..........................      22,200            359,640
   Duff & Phelps Credit Rating Co. .............       6,000            450,000
   Eaton Vance Corp. ...........................      25,000            854,687
   Federated Investors, Inc. (Class B) .........      50,000            862,500
                                                                     ----------
                                                                      2,526,827
                                                                     ----------
Insurance (7.40%)
   Capital Re Corp. ............................     117,500          1,659,687
   Financial Security Assurance Holdings
     Ltd .......................................      49,185          2,772,804
   MIIX Group, Inc. ............................      45,400            726,400
   Radian Group, Inc. ..........................      40,000          2,112,500
   Reinsurance Group of America, Inc. ..........      72,190          2,400,318
                                                                     ----------
                                                                      9,671,709
                                                                     ----------
Leisure (0.17%)
   Metromedia International Group, Inc.* .......      60,000            221,250
                                                                     ----------
Manufacturing (3.03%)
   Dexter Corp. (The) ..........................     112,700          3,951,544
                                                                     ----------
Medical (6.67%)
   DENTSPLY International, Inc. ................     186,500          4,324,469
   Haemonetics Corp.* ..........................      16,400            306,475
   ProxyMed, Inc.* .............................      41,750            521,875
   Shire Pharmaceuticals Group Plc*
     (United Kingdom) ..........................     170,000          1,841,083
   Total Renal Care Holdings, Inc.* ............     234,850          1,717,341
                                                                     ----------
                                                                      8,711,243
                                                                     ----------
Metal (0.52%)
   Brush Wellman, Inc. .........................      50,750            672,438
                                                                     ----------
Office (3.59%)
   Danka Business Systems Plc,
     American Depositary Receipts
     (ADR) (United Kingdom) ....................     449,067          4,687,137
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Small Cap Value Fund

                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       -----

Oil & Gas (3.93%)
   Basin Exploration, Inc.* ..................        165,500        $2,720,406
   Chieftain International, Inc.* (Canada) ...         30,000           573,750
   Grey Wolf, Inc.* ..........................        371,700           975,712
   Veritas DGC, Inc.* ........................         61,600           866,250
                                                                   ------------
                                                                      5,136,118
                                                                   ------------
Pollution Control (0.83%)
   Newpark Resources, Inc.* ..................        169,000         1,087,937
                                                                   ------------
Retail (1.05%)
   Whole Foods Market, Inc.* .................         40,500         1,377,000
                                                                   ------------
Schools/Education (1.84%)
   Sylvan Learning Systems, Inc.* ............        185,500         2,399,906
                                                                   ------------
Telecommunications (9.76%)
   CFW Communications Co. ....................         90,000         2,047,500
   Com21, Inc.* ..............................         85,000         1,126,250
   Commonwealth Telephone Enterprises,
     Inc.* ...................................         58,000         3,103,000
   CT Communications, Inc. ...................         55,000         2,646,875
   Intermedia Communications, Inc.* ..........        147,050         3,823,300
                                                                   ------------
                                                                     12,746,925
                                                                   ------------
Transport (0.92%)
   Air Canada* (Canada) ......................        162,000         1,205,993
                                                                   ------------
Utilities (2.41%)
   Independent Energy Holdings Plc (ADR)*
     (United Kingdom) ........................        116,148         3,143,255
                                                                   ------------
Waste Disposal Service & Equip. (0.33%)
   Waste Systems International, Inc.* ........        112,000           434,000
                                                                   ------------
                           TOTAL COMMON STOCKS
                           (Cost $103,195,679)         (94.64%)     123,622,164
                                                      -------      ------------

PREFERRED STOCKS
Finance (0.41%)
   Core Cap, Inc., 10%, Ser A/I (r) ..........         22,200           531,468
                                                                   ------------
                        TOTAL PREFERRED STOCKS
                               (Cost $555,000)          (0.41%)         531,468
                                                      -------      ------------

                             INTEREST   CREDIT      PAR VALUE
                               RATE    RATING**   (000s OMITTED)
                               ----    --------   --------------

BONDS
Retail (3.67%)
  Brightpoint, Inc.,
   Conv Bond  03-11-18         Zero        B          $18,100         4,796,500
                                                                   ------------
                                   TOTAL BONDS
                             (Cost $4,114,940)          (3.67%)       4,796,500
                                                      -------      ------------

                                        INTEREST    PAR VALUE         MARKET
                                          RATE    (000s OMITTED)       VALUE
                                          ----    --------------       -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.95%)
   Investment in a joint
     repurchase agreement
     transaction with SBC
     Warburg, Inc. - Dated
     10-29-99, due 11-01-99
     (Secured by U.S.
     Treasury Bonds, 7.125%
     thru 13.375%, due
     08-15-01 thru 02-15-23)
     - Note A.......................      5.23%        $2,547        $2,547,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.30%...............                                        241
                                                                   ------------
                  TOTAL SHORT-TERM INVESTMENTS          (1.95%)       2,547,241
                                                      -------      ------------
                             TOTAL INVESTMENTS        (100.67%)     131,497,373
                                                      -------      ------------
             OTHER ASSETS AND LIABILITIES, NET          (0.67%)        (875,340)
                                                      -------      ------------
                              TOTAL NET ASSETS        (100.00%)    $130,622,033
                                                      =======      ============

*     Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                          MARKET VALUE
                                                        AS A PERCENTAGE     MARKET VALUE
                            ACQUISITION   ACQUISITION      OF FUND'S            AS OF
                                DATE          COST         NET ASSETS     OCTOBER 31, 1999
                                ----          ----         ----------     ----------------
Core Cap, Inc. (Common)       10-31-97      $444,000          0.27%           $359,640
Core Cap, Inc. (Preferred)    10-31-97       555,000          0.41             531,468
                                            --------          ----            --------
                                            $999,000          0.68%           $891,108
                                            ========          ====            ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Small Cap Value Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Small Cap Value Fund (the "Fund"), John Hancock Financial Industries Fund and John Hancock Regional Bank Fund. The other two series of the Trust are reported in separate financial statements. Prior to June 1, 1999, the Fund was known as John Hancock Special Value Fund. The investment objective of the Fund is to seek capital appreciation.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Small Cap Value Fund

commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $4,590,844 collateralized by securities in the amount of $4,806,044.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

      The Adviser limited Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. The Adviser terminated the limitation effective March 1, 1999. Accordingly, the reduction in the Adviser's fee amounted to $109,127 for the year ended October 31, 1999.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999 net sales charges received with regard to sales of Class A shares amounted to $196,007. Out of this amount, $30,525 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $133,547 was paid as sales commissions to unrelated broker-dealers and $31,935 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Small Cap Value Fund

related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $126,143.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $545.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $143,524,458 and $102,951,632, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

      The cost of investments owned at October 31, 1999 (excluding the corporate savings account), for federal income tax purposes was $110,778,181. Gross unrealized appreciation and depreciation of investments aggregated $24,949,183 and $4,230,232, respectively, resulting in net unrealized appreciation of $20,718,951.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Small Cap Value Fund

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,918,448, a decrease in accumulated net investment loss of $762,271 and an increase in capital paid-in of $1,156,177. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and organizational costs in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - Small Cap Value Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust II,
John Hancock Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Small Cap Value Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust II, including the schedule of investments, as of October 31, 1999, and the related statement of operations, for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Small Cap Value Fund portfolio of John Hancock Investment Trust II at October 31, 1999, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 1999.

      With respect to the distribution paid by the Fund for the fiscal year ended October 31, 1999, 20.55% of the distributions qualify for the dividends received deduction available to corporations.

   The Fund designated distributions to shareholders of $573,892 as long-term capital gain dividends.

   Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

================================================================================

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      This report is for the information of shareholders of the John Hancock
Small Cap Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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